UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07657

                       Oppenheimer Developing Markets Fund
                       -----------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------
          Date of reporting period: September 1, 2003 - August 31, 2004
                                    -----------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
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--------------------------------------------------------------------------------
TOP TEN GEOGRAPHICAL HOLDINGS
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Brazil                                                                     19.3%
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India                                                                      15.5
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Korea, Republic of South                                                   10.6
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Mexico                                                                      9.5
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South Africa                                                                6.2
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Taiwan                                                                      5.9
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United Kingdom                                                              4.2
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United States                                                               4.1
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Turkey                                                                      3.4
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Indonesia                                                                   3.0

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on total investments.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica SA, Preference                            3.0%
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Grupo Televisa SA, Sponsored GDR                                            2.6
--------------------------------------------------------------------------------
SK Corp.                                                                    2.5
--------------------------------------------------------------------------------
Corporacion GEO SA de CV, Series B                                          2.0
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA                                           1.9
--------------------------------------------------------------------------------
Grupo Financiero Inbursa SA de CV                                           1.9
--------------------------------------------------------------------------------
Companhia Energetica de Minas Gerais, Preference                            1.8
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce, Sponsored ADR                                   1.8
--------------------------------------------------------------------------------
SM Prime Holdings, Inc.                                                     1.7
--------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                                      1.6

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on net assets.

For more current Fund holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------


                     9 | OPPENHEIMER DEVELOPING MARKETS FUND

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TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REGIONAL ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asia (excluding Japan)                  44.9%
Latin America                           29.2
Middle East/Africa                      12.0
Europe                                   9.0
United States/Canada                     4.1
Emerging Europe                          0.8

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on total investments.
--------------------------------------------------------------------------------


                    10 | OPPENHEIMER DEVELOPING MARKETS FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. As discussed earlier in this report, the Fund's performance over the fiscal year that ended August 31, 2004 compared very favorably to that of its peers and its benchmark. Given our significant positions in Brazil and India--over 30% of the portfolio's value at the end of the reporting period--our returns certainly reflected the overall strength of these markets during this reporting period.

     It is important to note that the Fund's geographical and industry sector weightings were the result of individual stock selection rather than an attempt to replicate an index. Our goal is to invest in businesses with good managements and exciting prospects, ideally, before they are widely recognized--regardless of location or industry. Consequently, the Fund's performance doesn't necessarily track with an index or broad market trends.

     In terms of significant individual contributors to performance over the last twelve months, Grupo Financiero Inbursa SA de CV proved exceptional. Inbursa is a Mexico-based financial group whose companies include some of the country's highly profitable and well-run banking, insurance and private equities businesses. We had owned Inbursa for years and, with the demand for credit in Mexico growing, we were optimistic about the stock.

     Another top holding and our single best performer over this period was SK Corp. The leading oil refiner and marketer in South Korea, SK Corp. also owns the largest network of gas stations in the country and is the biggest shareholder of SK Telecom Co. Ltd, a major wireless communication services provider. A combination of events last year--including the upsurge in oil prices which lifted the company's refining margins--turned out to be very favorable for the stock price.

     Brazilian retailer, Lojas Americanas SA, Preference also continued to shine. A restructuring play when we acquired the stock a few years ago, the Brazilian company has refocused the business, improved efficiency and increased sales. They are now generating substantial cash returns and have become Brazil's leading Internet shopping site.

     Among our larger investments that disappointed were Sinotrans, Ltd. and SM Prime Holdings, Inc. Sinotrans, Ltd., a Chinese freight forwarding company, lost ground this year as competition intensified which negatively impacted its profit margins. We think this development is a temporary phenomenon and the longer term outlook for both the company and its business remains bright. SM Prime Holdings, which we also believe was undervalued, is a shopping mall owner, developer and operator in the Philippines. It was the dominant player in a growing industry and may continue to enjoy


                    11 | OPPENHEIMER DEVELOPING MARKETS FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

very favorable economic circumstances. We feel the market is misunderstanding the long-term value of this business, creating even more opportunity for us.

     Regarding some of the more strategic decisions made during this reporting period, the Fund boosted allocations in countries where we believe interest rates will likely continue to decline, such as Brazil and South Africa. We also built our position in undervalued commodities, particularly those produced by major companies located in areas likely to experience a shortage or price squeeze. For example, we recently purchased two platinum stocks based in South Africa. Seventy-five percent of the world's platinum supply comes from South Africa, and these two companies are the leading producers. Based on their underlying fundamentals, the metal's limited availability, growing world demand and other factors, we believe these stocks could benefit over the next few years.

     In closing, we remind shareholders that investing in foreign markets, especially in the securities of emerging countries, poses considerable risks, including heightened volatility, political and economic uncertainty, currency fluctuations and higher expenses.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2004. In the case of Class A, Class B and Class C shares, performance is measured from the inception of the Classes on November 18, 1996. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

     The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged capitalization-weighted equity index of issuers located in 25 developing markets. The MSCI Emerging Markets Free Index is widely recognized as a measure of performance in developing markets. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                    12 | OPPENHEIMER DEVELOPING MARKETS FUND

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CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Developing Markets Fund (Class A)
MSCI Emerging Markets Free Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer              MSCI
                    Developing Markets      Emerging Markets
                      Fund (Class A)           Free Index

11/18/1996                $ 9,425               $10,000
11/30/1996                  9,331                10,000
02/28/1997                 11,008                11,162
05/31/1997                 11,923                11,102
08/31/1997                 12,083                10,306
11/30/1997                 10,641                 8,504
02/28/1998                 11,331                 8,831
05/31/1998                 11,073                 7,796
08/31/1998                  7,693                 5,062
11/30/1998                  9,091                 6,415
02/28/1999                  8,275                 6,247
05/31/1999                 10,552                 7,787
08/31/1999                 11,533                 8,538
11/30/1999                 13,617                 9,157
02/29/2000                 18,933                10,485
05/31/2000                 16,504                 9,094
08/31/2000                 17,198                 8,923
11/30/2000                 14,677                 6,875
02/28/2001                 16,147                 7,352
05/31/2001                 15,456                 6,963
08/31/2001                 13,745                 6,281
11/30/2001                 13,309                 6,202
02/28/2002                 15,614                 7,010
05/31/2002                 15,981                 7,295
08/31/2002                 14,492                 6,296
11/30/2002                 13,920                 6,369
02/28/2003                 13,564                 5,925
05/31/2003                 15,372                 6,645
08/31/2003                 18,538                 7,911
11/30/2003                 21,310                 8,707
02/29/2004                 24,182                10,064
05/31/2004                 22,644                 9,145
08/31/2004                 23,842                 9,264

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 08/31/04

1 Year   5 Year   Since Inception
------   ------   ---------------
21.22%   14.27%        11.81%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 17 FOR FURTHER INFORMATION.


                    13 | OPPENHEIMER DEVELOPING MARKETS FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Developing Markets Fund (Class B)
MSCI Emerging Markets Free Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer              MSCI
                    Developing Markets      Emerging Markets
                      Fund (Class B)           Free Index

11/18/1996                $10,000               $10,000
11/30/1996                  9,900                10,000
02/28/1997                 11,650                11,162
05/31/1997                 12,580                11,102
08/31/1997                 12,730                10,306
11/30/1997                 11,190                 8,504
02/28/1998                 11,886                 8,831
05/31/1998                 11,593                 7,796
08/31/1998                  8,039                 5,062
11/30/1998                  9,492                 6,415
02/28/1999                  8,617                 6,247
05/31/1999                 10,978                 7,787
08/31/1999                 11,962                 8,538
11/30/1999                 14,101                 9,157
02/29/2000                 19,586                10,485
05/31/2000                 17,039                 9,094
08/31/2000                 17,729                 8,923
11/30/2000                 15,096                 6,875
02/28/2001                 16,577                 7,352
05/31/2001                 15,842                 6,963
08/31/2001                 14,065                 6,281
11/30/2001                 13,593                 6,202
02/28/2002                 15,917                 7,010
05/31/2002                 16,259                 7,295
08/31/2002                 14,713                 6,296
11/30/2002                 14,119                 6,369
02/28/2003                 13,759                 5,925
05/31/2003                 15,592                 6,645
08/31/2003                 18,804                 7,911
11/30/2003                 21,616                 8,707
02/29/2004                 24,529                10,064
05/31/2004                 22,969                 9,145
08/31/2004                 24,185                 9,264

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 08/31/04

1 Year   5 Year   Since Inception
------   ------   ---------------
22.50%   14.54%        12.01%


                    14 | OPPENHEIMER DEVELOPING MARKETS FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Developing Markets Fund (Class C)
MSCI Emerging Markets Free Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer              MSCI
                    Developing Markets      Emerging Markets
                      Fund (Class C)           Free Index

11/18/1996                $10,000              $10,000
11/30/1996                  9,900               10,000
02/28/1997                 11,660               11,162
05/31/1997                 12,590               11,102
08/31/1997                 12,740               10,306
11/30/1997                 11,190                8,504
02/28/1998                 11,895                8,831
05/31/1998                 11,602                7,796
08/31/1998                  8,042                5,062
11/30/1998                  9,497                6,415
02/28/1999                  8,622                6,247
05/31/1999                 10,984                7,787
08/31/1999                 11,980                8,538
11/30/1999                 14,109                9,157
02/29/2000                 19,582               10,485
05/31/2000                 17,032                9,094
08/31/2000                 17,722                8,923
11/30/2000                 15,087                6,875
02/28/2001                 16,577                7,352
05/31/2001                 15,840                6,963
08/31/2001                 14,058                6,281
11/30/2001                 13,585                6,202
02/28/2002                 15,905                7,010
05/31/2002                 16,249                7,295
08/31/2002                 14,696                6,296
11/30/2002                 14,097                6,369
02/28/2003                 13,709                5,925
05/31/2003                 15,512                6,645
08/31/2003                 18,671                7,911
11/30/2003                 21,415                8,707
02/29/2004                 24,249               10,064
05/31/2004                 22,672                9,145
08/31/2004                 23,823                9,264

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 08/31/04

1 Year   5 Year   Since Inception
------   ------   ---------------
26.60%   14.74%        11.79%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 17 FOR FURTHER INFORMATION.


                    15 | OPPENHEIMER DEVELOPING MARKETS FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Developing Markets Fund (Class N)
MSCI Emerging Markets Free Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer              MSCI
                    Developing Markets      Emerging Markets
                      Fund (Class N)           Free Index

03/01/2001                $10,000               $10,000
05/31/2001                  9,522                 9,471
08/31/2001                  8,460                 8,543
11/30/2001                  8,185                 8,436
02/28/2002                  9,593                 9,534
05/31/2002                  9,820                 9,921
08/31/2002                  8,894                 8,563
11/30/2002                  8,541                 8,663
02/28/2003                  8,319                 8,059
05/31/2003                  9,423                 9,038
08/31/2003                 11,360                10,759
11/30/2003                 13,047                11,842
02/29/2004                 14,790                13,688
05/31/2004                 13,833                12,438
08/31/2004                 14,560                12,599

AVERAGE ANNUAL TOTAL RETURN OF CLASS N SHARES OF THE FUND AT 08/31/04

1 Year   Since Inception
------   ---------------
27.16%        11.33%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 17 FOR FURTHER INFORMATION.


                    16 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for 1-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                    17 | OPPENHEIMER DEVELOPING MARKETS FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to


                    18 | OPPENHEIMER DEVELOPING MARKETS FUND exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                   BEGINNING   ENDING
                                   ACCOUNT     ACCOUNT     EXPENSES PAID
                                   VALUE       VALUE       DURING 6 MONTHS
                                   (3/1/04)    (8/31/04)   ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
Class A Actual                     $1,000.00   $  986.00          $ 7.77
--------------------------------------------------------------------------------
Class A Hypothetical                1,000.00    1,017.34            7.89
--------------------------------------------------------------------------------
Class B Actual                      1,000.00      981.70           12.28
--------------------------------------------------------------------------------
Class B Hypothetical                1,000.00    1,012.82           12.47
--------------------------------------------------------------------------------
Class C Actual                      1,000.00      982.40           11.68
--------------------------------------------------------------------------------
Class C Hypothetical                1,000.00    1,013.42           11.86
--------------------------------------------------------------------------------
Class N Actual                      1,000.00      984.40            9.52
--------------------------------------------------------------------------------
Class N Hypothetical                1,000.00    1,015.58            9.67

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those expense ratios for the 6-month period ended August 31, 2004 are as follows:

CLASS                                                             EXPENSE RATIOS
--------------------------------------------------------------------------------
Class A                                                                1.55%
--------------------------------------------------------------------------------
Class B                                                                2.45
--------------------------------------------------------------------------------
Class C                                                                2.33
--------------------------------------------------------------------------------
Class N                                                                1.90

The expense ratios reflect voluntary reimbursements of expenses by the Fund's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such reimbursements.
--------------------------------------------------------------------------------


                    19 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS August 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                           SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--95.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--20.1%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.1%
Hyundai Autonet Co. Ltd. 1                             10,200,000   $ 20,745,912
--------------------------------------------------------------------------------
AUTOMOBILES--1.5%
Bajaj Auto Ltd.                                           528,000     10,622,072
--------------------------------------------------------------------------------
Hero Honda Motors Ltd.                                    500,000      4,772,433
--------------------------------------------------------------------------------
PT Astra International Tbk                             17,900,000     12,130,736
                                                                    ------------
                                                                      27,525,241

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.2%
Danubius Hotel & Spa Rt. 2                                210,000      4,486,476
--------------------------------------------------------------------------------
Greek Organization of Football Prognostics SA             375,000      7,215,490
--------------------------------------------------------------------------------
Hongkong & Shanghai Hotels Ltd. (The)                  19,156,000     12,402,123
--------------------------------------------------------------------------------
Intralot SA Integrated Lottery                          1,339,140     20,352,514
--------------------------------------------------------------------------------
Jollibee Foods Corp.                                   34,100,000     15,179,843
                                                                    ------------
                                                                      59,636,446

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--3.0%
Corporacion GEO SA de CV, Series B 1, 2                28,530,000     37,184,718
--------------------------------------------------------------------------------
Steinhoff International Holdings Ltd.                  14,800,000     18,276,840
                                                                    ------------
                                                                      55,461,558

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.5%
LG Home Shopping, Inc. 1                                  687,900     27,684,253
--------------------------------------------------------------------------------
MEDIA--6.6%
Corporacion Interamericana de Entretenimiento
SA de CV 2                                              4,906,300     10,169,390
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                          992,000     47,744,960
--------------------------------------------------------------------------------
Shaw Brothers Ltd.                                      5,999,000      5,614,377
--------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                           8,389,500     21,190,809
--------------------------------------------------------------------------------
Television Broadcasts Ltd.                              4,125,000     17,081,512
--------------------------------------------------------------------------------
Zee Telefilms Ltd.                                      6,750,656     22,227,947
                                                                    ------------
                                                                     124,028,995

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.4%
Lojas Americanas SA, Preference 1                   2,226,500,000     26,965,981
--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.3%
Courts (Singapore) Ltd. 1                              10,700,000      3,315,793
--------------------------------------------------------------------------------
JD Group Ltd.                                           3,022,000     20,732,961
                                                                    ------------
                                                                      24,048,754

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
Folli-Follie SA                                           330,000     10,320,161
--------------------------------------------------------------------------------
CONSUMER STAPLES--12.0%
--------------------------------------------------------------------------------
BEVERAGES--2.3%
Coca-Cola Femsa SA de CV,
Sponsored ADR                                             543,450     11,075,511
--------------------------------------------------------------------------------
Companhia de
Bebidas das Americas, ADR                               1,081,000     23,457,700
--------------------------------------------------------------------------------
Serm Suk Public Co. Ltd.                                7,323,000      4,222,270
--------------------------------------------------------------------------------
United Breweries Holdings Ltd. 1, 2                     1,850,000      1,374,730
--------------------------------------------------------------------------------
United Breweries Ltd. 1, 2                              1,462,826      3,469,321
                                                                    ------------
                                                                      43,599,532

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--4.2%
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar, Sponsored ADR                            1,461,600     30,108,960
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                  5,201,200     12,690,928


                    20 | OPPENHEIMER DEVELOPING MARKETS FUND

                                                                           Value
                                                           Shares     See Note 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING Continued
Jeronimo Martins SGPS SA 2                              1,615,632   $ 17,491,285
--------------------------------------------------------------------------------
President Chain Store Corp.                            10,435,074     15,471,851
--------------------------------------------------------------------------------
PT Hero Supermarket Tbk 1, 2, 3                        20,000,000      3,255,069
                                                                    ------------
                                                                      79,018,093

--------------------------------------------------------------------------------
FOOD PRODUCTS--2.0%
Sadia SA, Preference                                   14,005,000     23,923,813
--------------------------------------------------------------------------------
Tiger Brands Ltd.                                         945,000     13,622,135
                                                                    ------------
                                                                      37,545,948

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.5%
Amore Pacific Corp.                                        96,424     18,315,500
--------------------------------------------------------------------------------
Natura Cosmeticos SA                                      464,300      9,009,990
                                                                    ------------
                                                                      27,325,490

--------------------------------------------------------------------------------
TOBACCO--2.0%
Eastern Tobacco Co. 3                                     797,441     11,195,521
--------------------------------------------------------------------------------
ITC Ltd.                                                1,144,700     25,849,578
                                                                    ------------
                                                                      37,045,099

--------------------------------------------------------------------------------
ENERGY--3.8%
--------------------------------------------------------------------------------
OIL & GAS--3.8%
Bharat Petroleum Corp. Ltd.                             1,920,055     14,535,015
--------------------------------------------------------------------------------
Oil & Natural Gas Corp. Ltd.                              561,260      8,642,871
--------------------------------------------------------------------------------
SK Corp.                                                1,237,347     46,898,880
--------------------------------------------------------------------------------
YUKOS, ADR                                                105,600      1,774,080
                                                                    ------------
                                                                      71,850,846

--------------------------------------------------------------------------------
FINANCIALS--24.1%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--11.0%
Banco Bradesco SA, Preference                             610,000     29,718,483
--------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones
SA, Cl. E                                                 405,000      6,791,850
--------------------------------------------------------------------------------
Commercial International Bank,
Sponsored GDR                                           1,100,000      4,323,000
--------------------------------------------------------------------------------
Commercial International Bank,
Sponsored GDR 4                                         1,800,000      7,074,000
--------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV                       2,340,000      9,221,483
--------------------------------------------------------------------------------
Grupo Financiero Inbursa SA de CV                      24,049,000     35,484,209
--------------------------------------------------------------------------------
HDFC Bank Ltd.                                            404,348      3,204,432
--------------------------------------------------------------------------------
HSBC Holdings plc                                       1,843,011     28,589,932
--------------------------------------------------------------------------------
HSBC Holdings plc, Sponsored ADR                          141,254     11,000,862
--------------------------------------------------------------------------------
ICICI Bank Ltd.                                           782,896      4,550,287
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                          1,925,000     23,485,000
--------------------------------------------------------------------------------
Uniao de Bancos Brasileiros SA,
Sponsored GDR                                           1,229,300     28,150,970
--------------------------------------------------------------------------------
Yapi ve Kredi Bankasi AS 2                          5,691,909,000     13,646,935
                                                                    ------------
                                                                     205,241,443

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
Tisco Finance Public Co. Ltd.                          10,599,980      5,958,908
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.1%
Fubon Financial Holding Co. Ltd.                       10,925,000     10,007,634
--------------------------------------------------------------------------------
Fubon Financial Holding Co. Ltd., GDR                   1,639,500     15,083,400
--------------------------------------------------------------------------------
Guoco Group Ltd.                                        2,050,000     17,345,931
--------------------------------------------------------------------------------
Haci Omer Sabanci Holding AS                        3,783,023,360     12,282,543
--------------------------------------------------------------------------------
Haci Omer Sabanci Holding AS, Sponsored ADR            12,000,000      9,900,000
--------------------------------------------------------------------------------
Kiatnakin Finance Public Co. Ltd.                       5,399,920      3,956,698
--------------------------------------------------------------------------------
Old Mutual plc                                         13,855,890     26,473,041
                                                                    ------------
                                                                      95,049,247


                    21 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                            SHARES    SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE--2.9%
Aksigorta AS 1                                       8,762,905,700   $26,554,260
--------------------------------------------------------------------------------
Ping An Insurance (Group) Co. of
China Ltd. 2                                             7,000,500     9,154,383
--------------------------------------------------------------------------------
Sanlam Ltd.                                             13,000,000    17,582,931
                                                                     -----------
                                                                      53,291,574

--------------------------------------------------------------------------------
REAL ESTATE--3.2%
Brazil Realty SA Empreendimentos
e Participacoes 1, 3                                       394,000       488,630
--------------------------------------------------------------------------------
Brazil Realty SA, GDR 1, 3                                 435,720     5,075,049
--------------------------------------------------------------------------------
Medinet Nasr for Housing &
Development Co. 1, 3                                     1,060,000     7,350,694
--------------------------------------------------------------------------------
SM Prime Holdings, Inc.                                316,570,000    32,130,502
--------------------------------------------------------------------------------
Solidere, GDR 2                                             53,075       372,852
--------------------------------------------------------------------------------
Solidere, GDR 2, 4                                       2,129,378    14,958,880
                                                                     -----------
                                                                      60,376,607

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.6%
Housing Development Finance Corp. Ltd.                   2,548,500    30,589,146
--------------------------------------------------------------------------------
HEALTH CARE--2.7%
--------------------------------------------------------------------------------
PHARMACEUTICALS--2.7%
Divi's Laboratories Ltd. 2                                 381,652     9,668,902
--------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.                              250,000     3,800,151
--------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.,
Sponsored ADR                                              540,000     8,532,000
--------------------------------------------------------------------------------
Pliva d.d., GDR 4                                          600,000     8,538,000
--------------------------------------------------------------------------------
Sun Pharmaceutical Industries Ltd.                       2,312,238    19,271,975
                                                                     -----------
                                                                      49,811,028
--------------------------------------------------------------------------------
INDUSTRIALS--6.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.9%
Empresa Brasileira de Aeronautica SA,
Preference                                               8,315,800    55,343,964
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.3%
Sinotrans Ltd.                                          76,500,000    24,028,538
--------------------------------------------------------------------------------
MACHINERY--2.1%
Hyundai Heavy Industries Co. Ltd.                        1,110,000    25,031,441
--------------------------------------------------------------------------------
Larsen & Toubro Ltd. 2                                     768,050    13,788,784
                                                                     -----------
                                                                      38,820,225

--------------------------------------------------------------------------------
ROAD & RAIL--0.4%
All America Latina Logistica, Preference 2                 386,400     8,038,229
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.7%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.4%
Benq Corp.                                              24,510,700    25,043,228
--------------------------------------------------------------------------------
Lite-On
Technology Corp.                                        21,406,270    19,985,889
                                                                     -----------
                                                                      45,029,117

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
AU Optronics Corp., ADR                                    268,800     3,330,432
--------------------------------------------------------------------------------
Synnex Technology International Corp. 2                 14,099,800    20,905,458
                                                                     -----------
                                                                      24,235,890

--------------------------------------------------------------------------------
IT SERVICES--2.6%
HCL Technologies Ltd.                                    4,240,200    29,112,503
--------------------------------------------------------------------------------
Hughes Software Systems Ltd.                               975,590    11,427,829
--------------------------------------------------------------------------------
NIIT Ltd.                                                  850,883     2,854,936
--------------------------------------------------------------------------------
NIIT Technologies Ltd. 2                                 1,276,324     5,336,829
                                                                     -----------
                                                                      48,732,097

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4%
PKL Corp. 2                                              1,485,779     7,667,622
--------------------------------------------------------------------------------
MATERIALS--9.1%
--------------------------------------------------------------------------------
CHEMICALS--1.0%
Asian Paints Ltd.                                        2,622,800    17,857,783


                    22 | OPPENHEIMER DEVELOPING MARKETS FUND

                                                                           VALUE
                                                         SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--1.4%
Cemex SA de CV, Sponsored ADR                           904,394   $   25,594,350
--------------------------------------------------------------------------------
Ultratech Cemco Ltd. 2                                  240,547        1,379,928
                                                                  --------------
                                                                      26,974,278

--------------------------------------------------------------------------------
METALS & MINING--6.7%
Anglo American Platinum Corp. Ltd.                      565,000       25,174,533
--------------------------------------------------------------------------------
Anglo American Platinum Corp. Ltd. 2                     81,364        1,640,775
--------------------------------------------------------------------------------
Antofagasta plc                                         693,880       12,481,836
--------------------------------------------------------------------------------
Companhia Siderurgica Nacional SA,
Sponsored ADR                                           994,000       15,387,120
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce, Sponsored ADR               684,000       33,310,800
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                           225,000       18,947,908
--------------------------------------------------------------------------------
PT Aneka Tambang Tbk 1                              135,094,900       18,022,265
                                                                  --------------
                                                                     124,965,237

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--6.8%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.1%
IMPSAT Fiber Networks, Inc. 2                            50,100          255,510
--------------------------------------------------------------------------------
Portugal Telecom SA                                   1,112,100       11,335,660
--------------------------------------------------------------------------------
Portugal Telecom SA, Sponsored ADR                      685,000        6,987,000
--------------------------------------------------------------------------------
PT Telekomunikasi Indonesia Tbk 2                    26,200,000       21,390,608
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA                     2,737,718       36,047,712
                                                                  --------------
                                                                      76,016,490

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.7%
SK Telecom Co. Ltd.                                     158,750       23,889,262
--------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR                              1,448,000       27,367,200
                                                                  --------------
                                                                      51,256,462

--------------------------------------------------------------------------------
UTILITIES--3.4%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.7%
Companhia Energetica de Minas Gerais,
Preference                                        1,836,000,000       33,809,498
--------------------------------------------------------------------------------
Electricidade de Portugal SA                          5,849,500       16,241,685
                                                                  --------------
                                                                      50,051,183

--------------------------------------------------------------------------------
GAS UTILITIES--0.7%
Gail India Ltd.                                       3,237,690       12,895,588
                                                                  --------------
Total Common Stocks
(Cost $1,441,363,346)                                              1,785,032,965

                                                          UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Coca-Cola Femsa SA de CV, Sponsored
ADR Rts., Exp. 9/1/04 2                                 198,393               --
--------------------------------------------------------------------------------
United Breweries Ltd. Rts., Exp. 2/28/05 2            1,755,391               --
                                                                  --------------
Total Rights, Warrants and
Certificates (Cost $0)                                                        --

                                                      PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--4.1%
--------------------------------------------------------------------------------
Undivided interest of 9.49% in joint
repurchase agreement (Principal Amount/
Value $806,836,000, with a maturity value
of $806,870,963) with UBS Warburg LLC,
1.56%, dated 8/31/04, to be repurchased
at $76,609,320 on 9/1/04, collateralized
by Federal National Mortgage Assn.,
5%, 3/1/34, with a value
of $824,829,716
(Cost $76,606,000)                                  $76,606,000       76,606,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,517,969,346)                                      99.5%   1,861,638,965
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                          0.5        9,099,774
                                                  ------------------------------
NET ASSETS                                                100.0%  $1,870,738,739
                                                  ==============================


                    23 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2004. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2004 amounts to $181,486,675. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES           GROSS        GROSS            SHARES
                                                 AUGUST 31, 2003       ADDITIONS   REDUCTIONS   AUGUST 31, 2004
---------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Aksigorta AS                                       3,074,518,594   5,688,387,106           --     8,762,905,700
Brazil Realty SA Empreendimentos e Participacoes          49,000         345,000           --           394,000
Brazil Realty SA, GDR                                    435,720              --           --           435,720
Corporacion GEO SA de CV, Series B                     5,273,000      23,257,000           --        28,530,000
Courts (Singapore) Ltd.                               11,300,000              --      600,000        10,700,000
Hyundai Autonet Co. Ltd.                                      --      10,200,000           --        10,200,000
LG Home Shopping, Inc.                                   326,500         361,400           --           687,900
Lojas Americanas SA, Preference                    2,000,000,000     230,709,000    4,209,000     2,226,500,000
Medinet Nasr for Housing & Development Co.               720,000         340,000           --         1,060,000
NIIT Ltd.*                                             2,500,000           3,400    2,503,400                --
PT Aneka Tambang Tbk                                  94,772,600      40,322,300           --       135,094,900
PT Hero Supermarket Tbk                               17,938,200       2,061,800           --        20,000,000
United Breweries Holdings Ltd.                         1,850,000              --           --         1,850,000
United Breweries Ltd.                                  1,450,289          12,537           --         1,462,826

                                                     UNREALIZED
                                                   APPRECIATION      DIVIDEND      REALIZED
                                                 (DEPRECIATION)        INCOME   GAIN (LOSS)
--------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Aksigorta AS                                       $ 7,357,415    $   920,648   $        --
Brazil Realty SA Empreendimentos e Participacoes        82,242         13,049            --
Brazil Realty SA, GDR                                 (988,670)       139,463            --
Corporacion GEO SA de CV, Series B                  24,793,866             --            --
Courts (Singapore) Ltd.                               (483,451)       709,386      (377,127)
Hyundai Autonet Co. Ltd.                            (5,049,046)       262,439            --
LG Home Shopping, Inc.                              (7,682,905)       557,629            --
Lojas Americanas SA, Preference                     20,736,479      1,620,493         5,581
Medinet Nasr for Housing & Development Co.           1,407,765        266,884            --
NIIT Ltd.*                                                  --        183,756    (7,073,143)
PT Aneka Tambang Tbk                                 7,272,770        471,364            --
PT Hero Supermarket Tbk                              1,129,267             --            --
United Breweries Holdings Ltd.                      (1,415,657)            --            --
United Breweries Ltd.                                  309,662             --            --
                                                   -----------------------------------------
                                                   $47,469,737    $ 5,145,111   $(7,444,689)
                                                   =========================================

*No longer an affiliate as of August 31, 2004.

2. Non-income producing security.

3. Illiquid security. See Note 6 of Notes to Financial Statements.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,570,880 or 1.63% of the Fund's net assets as of August 31, 2004


                    24 | OPPENHEIMER DEVELOPING MARKETS FUND

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                              VALUE   PERCENT
--------------------------------------------------------------------------------
Brazil                                                  $  358,836,899     19.3%
India                                                      289,250,040     15.5
Korea, Republic of South                                   197,600,070     10.6
Mexico                                                     176,474,621      9.5
South Africa                                               115,978,083      6.2
Taiwan                                                     109,827,892      5.9
United Kingdom                                              78,545,671      4.2
United States                                               76,861,510      4.1
Turkey                                                      62,383,738      3.4
Indonesia                                                   54,798,678      3.0
Hong Kong                                                   52,443,943      2.8
Portugal                                                    52,055,630      2.8
Philippines                                                 47,310,345      2.5
Greece                                                      37,888,165      2.0
Singapore                                                   37,197,530      2.0
China                                                       33,182,921      1.8
Egypt                                                       29,943,215      1.6
Lebanon                                                     15,331,732      0.8
Thailand                                                    14,137,876      0.8
Croatia                                                      8,538,000      0.5
Panama                                                       6,791,850      0.4
Hungary                                                      4,486,476      0.2
Russia                                                       1,774,080      0.1
                                                        ------------------------
Total                                                   $1,861,638,965    100.0%
                                                        ========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    25 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value--see accompanying statement of
investments:
Unaffiliated companies (cost $1,383,952,408)                     $1,680,152,290
Affiliated companies (cost $134,016,938)                            181,486,675
                                                                 ---------------
                                                                  1,861,638,965
--------------------------------------------------------------------------------
Cash                                                                    691,004
--------------------------------------------------------------------------------
Cash--foreign currencies (cost $12,235,061)                          12,018,690
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                    6,075,200
Interest and dividends                                                5,547,259
Investments sold                                                        128,839
Other                                                                    15,253
                                                                 ---------------
Total assets                                                      1,886,115,210

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                        81
--------------------------------------------------------------------------------
Payables and other liabilities:
Foreign capital gains tax                                             8,333,913
Shares of beneficial interest redeemed                                4,808,292
Distribution and service plan fees                                      716,059
Custodian fees                                                          559,684
Transfer and shareholder servicing agent fees                           413,994
Shareholder communications                                              255,688
Investments purchased                                                    75,459
Trustees' compensation                                                   73,447
Other                                                                   139,854
                                                                 ---------------
Total liabilities                                                    15,376,471

--------------------------------------------------------------------------------
NET ASSETS                                                       $1,870,738,739
                                                                 ===============

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Paid-in capital                                                  $1,543,557,393
--------------------------------------------------------------------------------
Accumulated net investment loss                                      (7,081,902)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                  (941,425)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies            335,204,673
                                                                 ---------------
NET ASSETS                                                       $1,870,738,739
                                                                 ===============


                    26 | OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,549,854,054 and 73,472,198 shares of beneficial interest
outstanding)                                                              $21.09
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                  $22.38
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $119,749,436 and 5,737,954 shares of beneficial interest
outstanding)                                                              $20.87
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $175,024,954 and 8,453,593 shares of beneficial interest
outstanding)                                                              $20.70
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,110,295 and 1,252,819 shares of beneficial interest
outstanding)                                                              $20.84

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    27 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,165,962)   $38,882,543
Affiliated companies (net of foreign withholding taxes of $422,982)         5,145,111
--------------------------------------------------------------------------------------
Interest                                                                      869,968
                                                                          ------------
Total investment income                                                    44,897,622

--------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------
Management fees                                                            12,974,384
--------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                     2,693,152
Class B                                                                     1,171,251
Class C                                                                     1,451,896
Class N                                                                        93,162
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                     2,798,004
Class B                                                                       379,128
Class C                                                                       371,739
Class N                                                                        86,444
--------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                       277,102
Class B                                                                        68,488
Class C                                                                        43,981
Class N                                                                         2,683
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                 1,412,201
--------------------------------------------------------------------------------------
Trustees' compensation                                                         51,065
--------------------------------------------------------------------------------------
Other                                                                         143,347
                                                                          ------------
Total expenses                                                             24,018,027
Less reduction to custodian expenses                                           (5,962)
Less payments and waivers of expenses                                         (21,881)
                                                                          ------------
Net expenses                                                               23,990,184

--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      20,907,438


                    28 | OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments:
   Unaffiliated companies (net of foreign capital gains tax of $3,168,045)   $ 53,018,521
   Affiliated companies                                                        (7,444,689)
Foreign currency transactions                                                  (1,365,139)
                                                                             -------------
Net realized gain                                                              44,208,693
------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $8,333,913)                  200,342,286
Translation of assets and liabilities denominated in foreign currencies         1,777,479
                                                                             -------------
Net change in unrealized appreciation                                         202,119,765

------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $267,235,896
                                                                             =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    29 | OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                                   2004           2003
------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------
Net investment income                                                         $   20,907,438   $  6,138,146
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                          44,208,693    (12,608,261)
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                             202,119,765    156,873,384
                                                                              ------------------------------
Net increase in net assets resulting from operations                             267,235,896    150,403,269

------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                          (27,952,368)    (5,036,106)
Class B                                                                           (2,748,497)      (444,216)
Class C                                                                           (3,209,280)      (484,074)
Class N                                                                             (455,621)       (56,763)

------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          774,658,690    139,680,513
Class B                                                                           13,494,351      5,073,409
Class C                                                                           76,067,428     15,689,824
Class N                                                                           14,703,179      5,246,193

------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Total increase                                                                 1,111,793,778    310,072,049
------------------------------------------------------------------------------------------------------------
Beginning of period                                                              758,944,961    448,872,912
                                                                              ------------------------------
End of period (including accumulated net investment income
(loss) of $(7,081,902) and $1,063,410,respectively)                           $1,870,738,739   $758,944,961
                                                                              ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    30 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED AUGUST 31,                         2004        2003       2002       2001        2000
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    16.92    $  13.43   $  12.93   $  16.85    $  11.40
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .48         .19        .25        .21         .20
Net realized and unrealized gain (loss)                 4.31        3.50        .45      (3.54)       5.37
                                                  ----------------------------------------------------------
Total from investment operations                        4.79        3.69        .70      (3.33)       5.57
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.62)       (.20)      (.20)      (.20)       (.12)
Distributions from net realized gain                      --          --         --       (.39)         --
                                                  ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.62)       (.20)      (.20)      (.59)       (.12)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    21.09    $  16.92   $  13.43   $  12.93    $  16.85
                                                  ==========================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                     28.61%      27.93%      5.44%    (20.08)%     49.12%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,549,854    $588,450   $337,405   $167,178    $114,137
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,145,452    $374,841   $257,746   $153,027    $ 77,848
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   1.64%       1.42%      1.91%      1.76%       1.56%
Total expenses                                          1.52%       1.81%      1.81%      1.69%       1.96%
Expenses after payments and waivers
and reduction to custodian expenses                      N/A 3      1.76%      1.77%       N/A 3       N/A 3
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   15%          6%        10%        16%         22%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    31 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS B   YEAR ENDED AUGUST 31,                       2004         2003      2002      2001       2000
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  16.79      $ 13.32   $ 12.82   $ 16.70    $ 11.30
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .12          .09       .15       .12        .11
Net realized and unrealized gain (loss)               4.46         3.47       .44     (3.53)      5.33
                                                  ------------------------------------------------------
Total from investment operations                      4.58         3.56       .59     (3.41)      5.44
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.50)        (.09)     (.09)     (.08)      (.04)
Distributions from net realized gain                    --           --        --      (.39)        --
                                                  ------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.50)        (.09)     (.09)     (.47)      (.04)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  20.87      $ 16.79   $ 13.32   $ 12.82    $ 16.70
                                                  ======================================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   27.50%       26.98%     4.61%   (20.67)%    48.20%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $119,749      $84,705   $63,005   $45,393    $48,146
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $117,271      $62,676   $54,744   $48,135    $37,333
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 0.61%        0.66%     1.14%     0.92%      0.78%
Total expenses                                        2.41%        2.67%     2.58%     2.46%      2.72%
Expenses after payments and waivers
and reduction to custodian expenses                    N/A 3,4     2.52%     2.54%      N/A 4      N/A 4
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 15%           6%       10%       16%        22%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Voluntary waiver of transfer agent fees less than 0.01%.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    32 | OPPENHEIMER DEVELOPING MARKETS FUND

CLASS C   YEAR ENDED AUGUST 31,                       2004       2003      2002      2001       2000
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  16.67    $ 13.25   $ 12.78   $ 16.68    $ 11.31
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .31        .10       .17       .12        .09
Net realized and unrealized gain (loss)               4.25       3.44       .41     (3.52)      5.32
                                                  ----------------------------------------------------
Total from investment operations                      4.56       3.54       .58     (3.40)      5.41
------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.53)      (.12)     (.11)     (.11)      (.04)
Distributions from net realized gain                    --         --        --      (.39)        --
                                                  ----------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.53)      (.12)     (.11)     (.50)      (.04)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  20.70    $ 16.67   $ 13.25   $ 12.78    $ 16.68
                                                  ====================================================

------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   27.60%     27.05%     4.54%   (20.68)%    47.93%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $175,025    $77,081   $46,722   $20,864    $16,363
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $145,460    $52,236   $33,334   $19,646    $10,230
------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 0.83%      0.66%     1.15%     0.94%      0.82%
Total expenses                                        2.31%      2.57%     2.57%     2.46%      2.71%
Expenses after payments and waivers
and reduction to custodian expenses                    N/A 3     2.52%     2.53%      N/A 3      N/A 3
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 15%         6%       10%       16%        22%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    33 | OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS N   YEAR ENDED AUGUST 31,                      2004     2003     2002    2001 1
---------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 16.77   $13.36   $12.91   $ 15.26
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .45      .22      .32       .05
Net realized and unrealized gain (loss)              4.22     3.41      .34     (2.40)
                                                  -------------------------------------
Total from investment operations                     4.67     3.63      .66     (2.35)
---------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.60)    (.22)    (.21)       --
Distributions from net realized gain                   --       --       --        --
                                                  -------------------------------------
Total dividends and/or distributions
to shareholders                                      (.60)    (.22)    (.21)       --
---------------------------------------------------------------------------------------
Net asset value, end of period                    $ 20.84   $16.77   $13.36   $ 12.91
                                                  =====================================

---------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  28.16%   27.73%    5.13%   (15.40)%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $26,110   $8,709   $1,741   $    77
---------------------------------------------------------------------------------------
Average net assets (in thousands)                 $18,770   $4,196   $  686   $    35
---------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                1.31%    1.27%    1.68%     1.63%
Total expenses                                       1.99%    2.08%    2.04%     1.96%
Expenses after payments and waivers
and reduction to custodian expenses                  1.88%    1.99%    2.00%      N/A 4
---------------------------------------------------------------------------------------
Portfolio turnover rate                                15%       6%      10%       16%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    34 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to aggressively seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

     The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with


                    35 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments


                    36 | OPPENHEIMER DEVELOPING MARKETS FUND not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED      ACCUMULATED             OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM             LOSS            FOR FEDERAL INCOME
INCOME                    GAIN     CARRYFORWARD 1,2,3,4          TAX PURPOSES
-----------------------------------------------------------------------------
$27,704,600                $--       $9,286,337                  $308,829,234

1. The Fund had $594,538 of post-October foreign currency losses which were deferred.

2. The Fund had $8,691,799 of post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended August 31, 2004, the Fund utilized $19,295,605 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                      REDUCTION TO
                                    REDUCTION TO   ACCUMULATED NET
               INCREASE TO       ACCUMULATED NET     REALIZED GAIN
               PAID-IN CAPITAL   INVESTMENT LOSS    ON INVESTMENTS 5
               -----------------------------------------------------
               $7,721,161             $5,313,016       $13,034,177

5. $7,699,737, including $6,565,959 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2004   AUGUST 31, 2003
           ------------------------------------------------------------
           Distributions paid from:
           Ordinary income                $34,365,766        $6,021,159

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if


                    37 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES continued

applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities          $1,544,344,785
          Federal tax cost of other investments       12,310,601
                                                  ---------------
          Total federal tax cost                  $1,556,655,386
                                                  ===============
          Gross unrealized appreciation           $  362,795,416
          Gross unrealized depreciation              (53,966,182)
                                                  ---------------
          Net unrealized appreciation             $  308,829,234
                                                  ===============

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2004, the Fund's projected benefit obligations were increased by $13,214 and payments of $3,812 were made to retired trustees, resulting in an accumulated liability of $53,767 as of August 31, 2004.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


                    38 | OPPENHEIMER DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED AUGUST 31, 2004    YEAR ENDED AUGUST 31, 2003
                                SHARES           AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------------
CLASS A
Sold                        63,139,029   $1,266,479,821    27,774,840   $ 381,173,305
Dividends and/or
distributions reinvested     1,184,139       23,007,783       345,063       4,409,888
Redeemed                   (25,627,852)    (514,828,914)  (18,474,251)   (245,902,680)
                           -----------------------------------------------------------
Net increase                38,695,316   $  774,658,690     9,645,652   $ 139,680,513
                           ===========================================================

--------------------------------------------------------------------------------------
CLASS B
Sold                         2,655,996   $   52,882,450     2,331,057   $  31,318,480
Dividends and/or
distributions reinvested       126,635        2,449,139        31,756         404,888
Redeemed                    (2,090,223)     (41,837,238)   (2,048,970)    (26,649,959)
                           -----------------------------------------------------------
Net increase                   692,408   $   13,494,351       313,843   $   5,073,409
                           ===========================================================

--------------------------------------------------------------------------------------
CLASS C
Sold                         5,461,597   $  108,717,047     2,690,076   $  35,884,161
Dividends and/or
distributions reinvested       143,023        2,741,763        33,761         427,423
Redeemed                    (1,775,168)     (35,391,382)   (1,624,911)    (20,621,760)
                           -----------------------------------------------------------
Net increase                 3,829,452   $   76,067,428     1,098,926   $  15,689,824
                           ===========================================================

--------------------------------------------------------------------------------------
CLASS N
Sold                         1,134,305   $   22,542,746       508,343   $   6,839,560
Dividends and/or
distributions reinvested        23,641          454,865         4,454          56,525
Redeemed                      (424,467)      (8,294,432)     (123,773)     (1,649,892)
                           -----------------------------------------------------------
Net increase                   733,479   $   14,703,179       389,024   $   5,246,193
                           ===========================================================


                    39 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2004, were $1,015,247,737 and $196,431,554, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million and 0.85% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2004, the Fund paid $3,384,804 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributors's aggregate uncompensated expenses under the plan at August 31, 2004 for Class B, Class C and Class N shares were


                    40 | OPPENHEIMER DEVELOPING MARKETS FUND

$2,377,812, $2,453,423 and $293,334, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-----------------------------------------------------------------------------------------------
August 31, 2004        $673,973         $21,792        $222,817         $87,428         $44,033

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average daily net assets per fiscal year for all classes. During the year ended August 31, 2004, OFS waived $1,006 and $20,875 for Class B and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


                    41 | OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

As of August 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                       CONTRACT
                          EXPIRATION     AMOUNT   VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION            DATE     (000s)   AUGUST 31, 2004   DEPRECIATION
--------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Philippines Peso [PHP]        9/1/04   4,238PHP           $75,459            $81

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of August 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2004 was $27,364,963, which represents 1.46% of the Fund's net assets.

--------------------------------------------------------------------------------

7. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law.

     OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.


                    42 | OPPENHEIMER DEVELOPING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER DEVELOPING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Developing Markets Fund, including the statement of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 22, 2004


                    43 | OPPENHEIMER DEVELOPING MARKETS FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends of $0.6183, $0.4981, $0.5284 and $0.6026 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 11, 2003, all of which was designated as ordinary income for federal income tax purposes.

     None of the dividends paid by the Fund during the year ended August 31, 2004 are eligible for the corporate dividend-received deduction.

     A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2004 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $28,058,119 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2005, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $7,617,623 of foreign income taxes paid by the Fund during the fiscal year ended August 31, 2004. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    44 | OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                    45 | OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
FUND, LENGTH OF SERVICE, AGE    OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY
                                TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT TRUSTEES            THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW
                                IS 6803 S. TUCSON WAY, CENTENNIAL, CO
                                80112-3924. EACH TRUSTEE SERVES FOR AN
                                INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                                RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,             Of Counsel (since June 1993) Hogan & Hartson (a
Chairman of the Board           law firm); a director (since 2002) of Danielson
of Trustees (since 2003);       Holding Corp. Formerly a director of
Trustee (since 1996)            Weyerhaeuser Corp. (1999-April 2004),
Age: 73                         Caterpillar, Inc. (1993-December 2002), ConAgra
                                Foods (1993-2001), Texas Instruments (1993-2001)
                                and FMC Corporation (1993-2001). Oversees 25 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                A trustee or director of other Oppenheimer
Trustee (since 1996)            funds. Oversees 35 portfolios in the
Age: 71                         OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,           A director (since 1991) of the Institute for
Trustee (since 1999)            Advanced Study, Princeton, N.J., a director
Age: 65                         (since 2001) of GSI Lumonics, a trustee (since
                                1983) of Woodward Academy, a Senior Advisor
                                (since 2001) of The Andrew W. Mellon Foundation.
                                A member of: the National Academy of Sciences
                                (since 1979), American Academy of Arts and
                                Sciences (since 1995), American Philosophical
                                Society (since 1996) and Council on Foreign
                                Relations (since 2002). Formerly a director of
                                Bankers Trust New York Corporation (1994-1999).
                                Oversees 25 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                 Director (since January 2002) Columbia Equity
Trustee (since 2002)            Financial Corp. (privately-held financial
Age: 52                         adviser); Managing Director (since January 2002)
                                Carmona Motley, Inc. (privately-held financial adviser). Formerly a Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001).
                                Oversees 25 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,             A director (since February 1972) of Dominion
Trustee (since 1996)            Resources, Inc. (electric utility holding
Age: 77                         company); formerly a director of Prime Retail,
                                Inc. (real estate investment trust) and Dominion
                                Energy, Inc. (electric power and oil & gas producer), President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American
                                Motorists Insurance Company and American
                                Manufacturers Mutual Insurance Company. Oversees
                                25 portfolios in the OppenheimerFunds complex.

EDWARD V. REGAN,                President, Baruch College, CUNY; a director of
Trustee (since 1996)            RBAsset (real estate manager); a director of
Age: 74                         OffitBank; formerly Trustee, Financial
                                Accounting Foundation (FASB and GASB), Senior
                                Fellow of Jerome Levy Economics Institute, Bard
                                College, Chairman of Municipal Assistance
                                Corporation for the City of New York, New York
                                State Comptroller and Trustee of New York State and Local Retirement Fund. Oversees 25 investment companies in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,       Chairman (since 1993) of The Directorship Search
Trustee (since 1996)            Group, Inc. (corporate governance consulting and
Age: 72                         executive recruiting); a Life Trustee of
                                International House (non-profit educational organization); a former trustee of The
                                Historical Society of the Town of Greenwich.
                                Oversees 25 portfolios in the OppenheimerFunds complex.


                    46 | OPPENHEIMER DEVELOPING MARKETS FUND

DONALD W. SPIRO,*               Chairman Emeritus (since January 1991) of the
Vice Chairman of the            Manager. Formerly a director (January
Board of Trustees,              1969-August 1999) of the Manager. Oversees 25
Trustee (since 1996)            portfolios in the OppenheimerFunds complex.
Age: 78
                                *Mr. Spiro is expected to retire as Trustee of the Board I Funds effective October 31, 2004.

--------------------------------------------------------------------------------
INTERESTED TRUSTEE              THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS
AND OFFICER                     TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY
                                SERVES FOR AN INDEFINITE TERM, UNTIL HIS
                                RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                 Chairman, Chief Executive Officer and director
President and Trustee           (since June 2001) and President (since September
(since 2001)                    2000) of the Manager; President and a director
Age: 55                         or trustee of other Oppenheimer funds; President
                                and a director (since July 2001) of Oppenheimer
                                Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership
                                Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                                Services, Inc. and of Shareholder Financial
                                Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since
                                July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the Manager: OFI
                                Institutional Asset Management, Inc., Centennial
                                Asset Management Corporation, Trinity Investment
                                Management Corporation and Tremont Capital
                                Management, Inc. (since November 2001),
                                HarbourView Asset Management Corporation and OFI
                                Private Investments, Inc. (since July 2001);
                                President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                Asset Management, Inc.; Executive Vice President
                                (since February 1997) of Massachusetts Mutual
                                Life Insurance Company (the Manager's parent
                                Company); a director (since June 1995) of DLB
                                Acquisition Corporation (a holding company that owns the shares of Babson Capital Management
                                LLC); a member of the Investment Company
                                Institute's Board of Governors (elected to serve from October 3, 2003 through September 30,
                                2006). Formerly, Chief Operating Officer
                                (September 2000-June 2001) of the Manager;
                                President and trustee (November 1999-November
                                2001) of MML Series Investment Fund and
                                MassMutual Institutional Funds (open-end investment companies); a director (September
                                1999-August 2000) of C.M. Life Insurance
                                Company; President, Chief Executive Officer and director (September 1999-August 2000) of MML
                                Bay State Life Insurance Company; a director
                                (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 73 portfolios as Trustee/Director and 10
                                portfolios as Officer in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OFFICERS THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MR. BAHMAN, MR. MADDEN, AND MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008, AND FOR MR. WIXTED AND MR. VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

RAJEEV BAHMAN,                  Vice President of the Manager since January
Vice President and              1997; an officer of 3 portfolios in the
Portfolio Manager               OppenheimerFunds complex; formerly Assistant
(since 1996)                    Vice President of the Manager (March 1996 -
Age: 40                         January 1997).


                    47 | OPPENHEIMER DEVELOPING MARKETS FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

MARK MADDEN,                    Vice President of the Manager (since August
Vice President and              2004); an officer of 1 portfolio in the
Portfolio Manager               OppenheimerFunds complex. Formerly he held the
(since 2004)                    following positions in Global Asset Management
Age: 47                         at Pioneer Investment Management, Inc.: Managing
                                Director, Global Emerging Markets Team (November
                                2000-July 2004), Senior Vice President and
                                Portfolio Manager, International Equities
                                (December 1998-October 2000) and Vice President and Portfolio Manager, International Equities
                                (February 1993-November 1998).

BRIAN W. WIXTED,                Senior Vice President and Treasurer (since March
Treasurer (since 1999)          1999) of the Manager; Treasurer of
Age: 44                         HarbourView Asset Management Corporation,
                                Shareholder Financial Services, Inc.,
                                Shareholder Services, Inc., Oppenheimer Real
                                Asset Management Corporation, and Oppenheimer
                                Partnership Holdings, Inc. (since March 1999), of OFI Private Investments, Inc. (since March
                                2000), of OppenheimerFunds International Ltd.
                                and OppenheimerFunds plc (since May 2000), of
                                OFI Institutional Asset Management, Inc. (since
                                November 2000), and of OppenheimerFunds Legacy
                                Program (a Colorado non-profit corporation)
                                (since June 2003); Treasurer and Chief Financial
                                Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager);
                                Assistant Treasurer (since March 1999) of
                                Oppenheimer Acquisition Corp. Formerly Assistant
                                Treasurer of Centennial Asset Management
                                Corporation (March 1999-October 2003) and
                                OppenheimerFunds Legacy Program (April 2000-June
                                2003); Principal and Chief Operating Officer
                                (March 1995-March 1999) at Bankers Trust
                                Company-Mutual Fund Services Division. An officer of 83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                 Executive Vice President (since January 2004)
Secretary (since 2001)          and General Counsel (since February 2002) of the
Age: 56                         Manager; General Counsel and a director (since
                                November 2001) of the Distributor; General
                                Counsel (since November 2001) of Centennial
                                Asset Management Corporation; Senior Vice
                                President and General Counsel (since November
                                2001) of HarbourView Asset Management
                                Corporation; Secretary and General Counsel
                                (since November 2001) of Oppenheimer Acquisition
                                Corp.; Assistant Secretary and a director (since
                                October 1997) of OppenheimerFunds International
                                Ltd. and OppenheimerFunds plc; Vice President and a director (since November 2001) of Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of Oppenheimer
                                Real Asset Management, Inc.; Senior Vice
                                President, General Counsel and a director (since
                                November 2001) of Shareholder Financial
                                Services, Inc., Shareholder Services, Inc., OFI
                                Private Investments, Inc. and OFI Trust Company;
                                Vice President (since November 2001) of
                                OppenheimerFunds Legacy Program; Senior Vice
                                President and General Counsel (since November
                                2001) of OFI Institutional Asset Management,
                                Inc.; a director (since June 2003) of
                                OppenheimerFunds (Asia) Limited. Formerly Senior
                                Vice President (May 1985-December 2003), Acting
                                General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                2001) of the Manager; Assistant Secretary of
                                Shareholder Services, Inc. (May 1985-November
                                2001), Shareholder Financial Services, Inc.
                                (November 1989-November 2001); and
                                OppenheimerFunds International Ltd. (October
                                1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,               Senior Vice President and Chief Compliance
Vice President and              Officer (since March 2004) of the Manager; Vice
Chief Compliance Officer        President (since June 1983) of OppenheimerFunds
(since 2004)                    Distributor, Inc., Centennial Asset Management
Age: 53                         Corporation and Shareholder Services, Inc.
                                Formerly (until February 2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An officer of 83 portfolios in the Oppenheimer funds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1.800.525.7048.


                    48 | OPPENHEIMER DEVELOPING MARKETS FUND

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that Edward V. Regan, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Regan as the Audit Committee's financial expert. Mr. Regan is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $15,000 in fiscal 2004 and $15,000 in fiscal 2003.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $39,500 in fiscal 2004 and no such fees in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $7,563 in fiscal 2004 and $2,339 in fiscal 2003 to the registrant.

              The principal accountant for the audit of the registrant's annual financial statements billed $6,000 in fiscal 2004 and $5,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $110 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include consultations regarding the registrant's retirement plan with respect to its directors.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $53,063 in fiscal 2004 and $7,449 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         At a meeting of the Board of Trustees of the registrant held on February 18, 2004, the Board adopted (1) a policy that, should the Board determine that a vacancy exists or is likely to exist on the Board, the Governance Committee of the Board, which is comprised entirely of independent trustees, shall consider any candidates for Board membership recommended by the registrant's security holders and (2) a policy that security holders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street - 11th Floor, New York, NY 10281-1008, to the attention of the Chair of the Governance Committee. Prior to February 18, 2004, the Board did not have a formalized policy with respect to consideration of security holder nominees or a procedure by which security holders may make their submissions. In addition to security holder nominees, the Governance Committee may also consider nominees recommended by independent Board members or recommended by any other Board members and is authorized under its Charter, upon Board approval, to retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also obtain legal, financial, or other external counsel that may be necessary or desirable in the screening process.

ITEM 10.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of August 31, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

         (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

         (B)  EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)